FILED
Electronically
CV14-00544
2016-11-01 04:37:26 PM
Jacqueline Bryant
Clerk of the Court
Transaction # 5785972

PAUL J. ANDERSON, ESQ.
Nevada Bar No. 709
PROCTER J. HUG, IV, ESQ.
Nevada Bar No. 12403
MAUPIN, COX & LeGOY
4785 Caughlin Parkway
Reno, Nevada 89519
Telephone: (775) 827-2000
Facsimile: (775) 827-2185
Attorneys for Defendants

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

MANUEL GRAIWER and T.J. JESKY derivatively on behalf of BAKKEN RESOURCES, INC., a Nevada Corporation, Plaintiffs, vs. VAL HOLMS, an individual, HERMAN LANDEIS, an individual, KAREN MIDTLYING, an individual, DAVID DEFFINBAUGH, an individual, BILL BABER, an individual, W. EDWARD NICHOLS, an individual, WESLEY PAUL, an individual, and DOES 1-100, Defendants, BAKKEN RESOURCES, INC., a Nevada Corporation, Nominal Defendant.	Consolidated Case No.: CV14-00544 Dept. No.: B7 **ORDER EXTENDING TRO AND GRANTING LEAVE TO FILE COUNTERCLAIM**
VAL HOLMS, an individual, Plaintiff, vs.	Case No.: CV16-01086 Dept. No.: B7

BAKKEN RESOURCES, INC., a Nevada corporation, DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual; HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS, and individual,

Defendants.

This matter came before the Court on Defendants', BAKKEN RESOURCES, INC., a Nevada Corporation, ("BRI" or "the Company"), DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual, HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS, an individual (the "Director Defendants"), collectively referred to as "Defendants," Motion for Preliminary Injunction filed with the Court of August 2, 2016.

The Court having reviewed the Motion, together with the Memorandum of Points and Authorities and numerous Exhibits attached thereto, the Oppositions filed by Plaintiff Val Holms ("Plaintiff" or "Holms"), and Derivative Plaintiffs Manuel Graiwer ("Graiwer"), and Defendants Reply, as supplemented, together with all the Exhibits attached to the Ex Parte Motion for Temporary Restraining Order filed by Defendants on July 22, 2016, which was granted by Order dated July 22, 2016, and having conducted a hearing on the Motion for Preliminary Injunction on October 25, 2016 with counsel for BRI, Paul J. Anderson, Esq., and Matthew C. Addison, Esq,. as well as Douglas Brown, Esq., on behalf of Holms, and John Aberasturi, Esq., and Thomas Bradley, Esq., on behalf of Derivative Plaintiffs Graiwer, and T.J. Jesky, and being fully informed and advised in the premises, hereby enters the following Orders:

1. The Temporary Restraining Order entered by this Court on July 22, 2016, a copy of which is attached hereto as Exhibit "1," is extended in all respects save and except as stated in

AUPIN | COX | LEGOY
ATTORNEYS AT LAW
P.O. Box 30000
Reno, Nevada 89520

paragraph 3, below, through and including a formal decision following trial on the merits of this case.

2. The trial in this matter, which is set to commence on April 17, 2017 for three (3) weeks, is consolidated with the Motion for Preliminary Injunction pursuant to NRCP 65(a)(2).

3. The Temporary Restraining Order as to Graiwer is modified such that Graiwer in the future may only grant a proxy or sell any or all of his beneficially owned common stock in BRI if he complies with all United States Securities & Exchange Commission ("SEC") rules and regulations pertaining to proxy solicitations and transfers of shares, and any other pertinent rules and regulations of the SEC.

4. Leave is granted to Defendants to file a counterclaim to set forth all equitable and legal claims Defendants intend to pursue against Plaintiff Holms on or before December 4, 2016.

5. Trial in this matter has been set to commence April 17, 2017 as a three (3) week bench trial. A status conference has been ordered in this matter on December 1, 2016 at 1:30 p.m., and a pretrial conference has been ordered for April 6, 2017 at 1:15 p.m.

Dated this 1st day of NOVEMBER, 2016.

Patrick Flanagan
JUDGE PATRICK FLANAGAN
DISTRICT COURT JUDGE

RESPECTFULLY SUBMITTED BY:
Paul J. Anderson, Esq., NSB #709
4785 Caughlin Parkway
Reno, Nevada 89519
Tel.: (775) 827-2000
Attorneys for Defendant

EXHIBIT 1

EXHIBIT 1

FILED
Electronically
CV14-00544
2016-07-22 04:34:07 PM
Jacqueline Bryant
Clerk of the Court
Transaction # 5623708

PAUL J. ANDERSON, ESQ.
Nevada Bar No. 709
PROCTER J. HUG, IV, ESQ.
Nevada Bar No. 12403
MAUPIN, COX & LeGOY
4785 Caughlin Parkway
Reno, Nevada 89519
Telephone: (775) 827-2000
Facsimile: (775) 827-2185
Attorneys for Defendants

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

MANUEL GRAIWER and T.J. JESKY derivatively on behalf of BAKKEN RESOURCES, INC., a Nevada Corporation,

Plaintiffs,

vs.

VAL HOLMS, an individual, HERMAN LANDEIS, an individual, KAREN MIDTLYING, an individual, DAVID DEFFINBAUGH, an individual, BILL BABER, an individual, W. EDWARD NICHOLS, an individual, WESLEY PAUL, an individual, and DOES 1-100,

Defendants,

BAKKEN RESOURCES, INC., a Nevada Corporation,

Nominal Defendant.

Consolidated
Case No.: CV14-00544

Dept. No.: B7

TEMPORARY RESTRAINING ORDER

VAL HOLMS, an individual,

Plaintiff,

vs.

Case No.: CV16-01086

Dept. No.: B7

BAKKEN RESOURCES, INC., a Nevada corporation, DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual; HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS

Defendants.

This matter came before the Court on Defendants', BAKKEN RESOURCES, INC., a Nevada Corporation, ("BRI" or "the Company"), DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual, HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS, an individual (the "Director Defendants"), collectively referred to as "Defendants," Ex Parte Motion for Temporary Restraining Order.

The Court having reviewed the Motion together with the Memorandum of Points and Authorities and numerous Exhibits attached thereto, having conducted a hearing on July 22, 2016, with counsel for BRI, Matthew C. Addison, Esq,. and Paul J. Anderson, Esq., as well as Douglas Brown, Esq., on behalf of Val Holms, and John Aberasturi, Esq., on behalf of Manuel Graiwer, and being fully informed and advised in the premise, hereby grants Defendants' Motion in all respects and enters the following Temporary Restraining Order against the Plaintiffs in these consolidated actions, Val Holms, an individual, and Manuel Graiwer, to preserve the status quo and to prevent immediate and irreparable harm to BRI and the Director Defendants in the interim.

The Court specifically finds that Defendants have satisfied the requirements of Rule 65 of the Nevada Rules of Civil Procedure as it appears (1) that immediate and irreparable injury, loss and damage will occur to Defendants before Plaintiffs can appear; and (2) counsel for

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

Defendants have made an appropriate certification to this Court as to efforts which have been made to notify the Plaintiffs in these consolidated actions of the Motion and the hearing before this Court.

The Court finds that the Defendants have a reasonable probability of success on their arguments that the voting proxies executed by Val Holms on July 7, 2016 purporting to transfer to Allan Holms twenty-six million two hundred thirty-five thousand (26,235,000) shares of Common Stock in BRI, and by Manual Graiwer on June 29, 2016, purporting to transfer his shares to Allan Holms are invalid based on SEC regulations pertaining to proxy solicitations. *17 C.F.R. 240.14a-2, et.seq.*

The Court further finds that Defendants have a reasonable probability of success on their arguments that Eagle Private Equity has properly exercised its rights to convert its loans in the Company to Series A Preferred Stock under the agreement it has with BRI and in so doing has obtained six hundred thousand (600,000) shares of Series A Preferred Stock granting to Eagle Private Equity sixty million (60,000,000) shares of Common Stock in BRI. The 60,000,000 shares held by Eagle Private Equity are the majority of voting shares of all BRI stock. Consequently, the Court also finds Defendants have a reasonable probability of success on their argument that even if the subject voting proxies are valid Eagle Private Equity holds a majority of the voting shares in the Company and thus renders the subject takeover attempt ineffectual.

Counsel for BRI, as well as counsel for the Directors and Wesley Paul, Esq., and corporate counsel to BRI, which constitute all defense counsel in the consolidated action, are authorized to take any and all actions necessary in the State of Nevada, particularly before this Court, to contest any takeover attempts against BRI which is presently before, and subject to, the jurisdiction of this Court.

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

In light of Court's conclusions set forth above, ~~regarding~~ the Defendants' have a reasonable probability of success on the merits of their arguments in this matter, the Court hereby also finds BRI, as ~~presently~~ constituted prior to the attempted takeover, has every right to access and utilize its accounts at Wells Fargo and/or any other banking institution within the jurisdiction of this Court in order to continue to efficiently conduct the affairs of the Company and timely satisfy any and all of its obligations which may become due during the pendency of all judicial proceedings regarding the validity of the subject "takeover" attempt. Thus, any person or entity which may seek to inhibit or otherwise restrict BRI's right to such access and use is hereby enjoined from doing so, and Wells Fargo is hereby entitled to allow BRI such access and use until and unless a court with appropriate jurisdiction formally rules otherwise.

Pursuant to NRCP 65(c) the Court finds that no harm shall occur to the Plaintiffs in this matter in the event the issuance of this Order is ultimately found to be wrongful. Accordingly, Defendants shall not be required to post a bond.

This Temporary Restraining Order shall expire on Sept. 21st, 2016, at 5:00 p.m., unless within such time the Order, for good cause, is extended by this Court.

A Preliminary Injunction Hearing is set on September 21st, 2016 at 1:30 ~~a.m.~~/p.m. Counsel for BRI shall file a Motion for Preliminary Injunction no later than August 2, 2016, Counsel for Holms and Graiwer shall file their Oppositions no later than August 19, 2016, and a Reply shall be due on August 31, 2016.

Dated this 22 day of July, 2016.

Patrick Flanagan
JUDGE PATRICK FLANAGAN
DISTRICT COURT JUDGE

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

RESPECTFULLY SUBMITTED BY:

Paul J. Anderson, Esq., NSB #709
4785 Caughlin Parkway
Reno, Nevada 89519
Tel.: (775) 827-2000
Fax: (775) 827-2185
Attorneys for Defendant